SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ROYCE CAPITAL FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date filed:

Royce Capital Fund

1414 Avenue of the Americas New York, NY 10019 (212) 355-7311 (800) 221-4268

July 13, 2007

Dear Shareholder:

Enclosed is a Proxy Statement describing proposed changes to the investment policies of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio to be voted on at a Special Meeting of Shareholders of the Funds. It is extremely important that you vote, regardless of the number of shares that you own.

One of the Funds’ fundamental investment restrictions currently limits investment in foreign securities to no more than 10% of its assets. We propose to eliminate this investment restriction and establish in its place a non-fundamental investment restriction limiting such investments to no more than 25% of each Fund's respective net assets. The Board of Trustees of the Funds could change this investment restriction in the future with not less than 30 days prior written notice to each Fund’s shareholders. We also propose to eliminate the fundamental investment restriction that limits the Funds’ investment in restricted securities.

I believe that the proposed changes are important to the Funds’ operations but will not change the overall investment strategy of the Funds. Rather, I believe that the changes will be beneficial to shareholders because they will give Royce & Associates, LLC more flexibility to achieve the Funds’ investment goals. The Proposals are discussed more fully in the Proxy Statement. Please vote your shares promptly by following the instructions on the enclosed proxy card. Be sure to complete and sign each proxy card.

If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Funds to request that you vote and assist you in the voting process. If you have any questions, please call Investor Information at 1-800-221-4268.

Sincerely,

CHARLES M. ROYCE
President

IMPORTANT INFORMATION

Enclosed is a Proxy Statement for an upcoming special shareholder meeting.  While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of the matters to be voted on:

Q.

What am I being asked to vote “FOR” on this proxy?

A.

This proxy has two proposals, to approve certain changes to the fundamental investment restrictions of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each a “Fund” and collectively, the “Funds”) as set forth below:

Proposal	Fund(s) Solicited
1. Eliminate the fundamental investment restriction that limits investment in the securities of foreign issuers.	Each Fund
2. Eliminate the fundamental investment restriction that limits investment in restricted securities.	Each Fund

Q.

Why am I being asked to vote on the changes to the fundamental investment restrictions?

A.

Royce & Associates, LLC (“Royce”) believes that these changes are important to the Funds’ operations but will not change the overall investment strategy of the Funds. Rather, Royce believes that the changes will be beneficial to shareholders because they will give Royce more flexibility to seek to achieve the Funds’ investment goals.

Q.

How does the Board of Trustees recommend shareholders vote on the proposals?

A.

The Board of Trustees has unanimously recommended that shareholders vote “FOR” the proposals. The Board believes that the proposed changes are in the best interests of the Funds and their shareholders.

i

Q.

How can I vote my proxy?

A.

Please see your proxy card for specific instructions on how to vote your proxy. It is important that you vote your proxy promptly.

ii

ROYCE CAPITAL FUND (2 Series)

ROYCE MICRO-CAP PORTFOLIO
ROYCE SMALL-CAP PORTFOLIO

1414 Avenue of the Americas
New York, NY 10019

____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
____________

TO BE HELD ON SEPTEMBER 6, 2007

To the Shareholders of:

ROYCE CAPITAL FUND (2 Series)

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of ROYCE MICRO-CAP PORTFOLIO and ROYCE SMALL-CAP PORTFOLIO (each a “Fund” and collectively, the “Funds”), each a series of Royce Capital Fund (the “Trust”), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), on September 6, 2007 at 11:00 a.m. (Eastern time), for the following purposes:

1.	To approve the elimination of each Fund’s fundamental investment restriction that limits investment in the securities of foreign issuers (shareholders of each Fund voting separately).

2.	To approve the elimination of each Fund’s fundamental investment restriction that limits investment in restricted securities (shareholders of each Fund voting separately).

3.	To transact such other business as may come before the meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on June 28, 2007 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: July 13, 2007

PROXY STATEMENT

ROYCE CAPITAL FUND (2 Series)

ROYCE MICRO-CAP PORTFOLIO
ROYCE SMALL-CAP PORTFOLIO

1414 Avenue of the Americas
New York, NY 10019

SPECIAL MEETING OF SHAREHOLDERS
September 6, 2007

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Trustees of Royce Capital Fund (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each a “Fund,” collectively the “Funds”), each a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), at 11:00 a.m. (Eastern time), on September 6, 2007 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is July 20, 2007.

The purpose of the Meeting is to vote on the elimination of certain fundamental investment restrictions of the Funds. All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the approval of the proposed changes to the Funds’ fundamental investment restrictions.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

Some officers and employees of the Trust and Royce & Associates, LLC (“Royce”) may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of

Voting at the Meeting and who have executed an Inspectors and Judges Oath.

The Board of Trustees has set the close of business on June 28, 2007 as the record date (the “Record Date”) for determining those shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held). The vote required for approval of Proposals 1 and 2 (elimination of certain fundamental investment restrictions) is a majority of a Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which is the lesser of (i) more than 50% of a Fund’s outstanding shares or (ii) 67% or more of a Fund’s shares present at the Meeting, if the holders of more than 50% of a Fund’s shares are present or represented at the Meeting.

The Board of Trustees knows of no business other than that stated in the Proposals in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Information About Share Ownership

As of the Record Date, each Fund had outstanding the number of shares as indicated in Appendix 1 to this Proxy Statement. Except as set forth in Appendix 1, to the Trust’s knowledge, as of the Record Date, no person is the beneficial owner of five percent of more of the Trust’s outstanding shares or five percent or more of the shares of any Fund. In addition, as of the Record Date, all of the Trustees and officers of the Trust, individually and as a group, owned the approximate percentage of shares of the Funds as indicated on Appendix 1 of this Proxy Statement.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS*

Proposal	Fund(s) Solicited
1. To approve the elimination of each Fund’s fundamental investment restriction that limits investment in the securities of foreign issuers.	Each Fund (shareholders of each Fund voting separately)
2. To approve the elimination of each Fund’s fundamental investment restriction that limits investment in restricted securities.	Each Fund (shareholders of each Fund voting separately)

*Please see Appendix 2 for a list of the existing and proposed fundamental investment restrictions for the Funds.

PROPOSAL 1: TO APPROVE THE ELIMINATION OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN THE SECURITIES OF FOREIGN ISSUERS

The Board of Trustees of the Trust has approved, and unanimously recommends to the Funds’ shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits the Funds’ investment in the securities of foreign issuers to no more than 10% of their respective assets.  In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 1, the establishment of a non-fundamental investment restriction that would prohibit the Funds from investing more than 25% of their respective net assets in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers). This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust’s Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds’ shareholders.  Royce and the Trust’s Board of Trustees believe the proposed change is appropriate and in the best interests of the Funds’ shareholders because it will give Royce more flexibility to seek to achieve the Funds’ investment goal of long-term growth of capital.

Current Fundamental Restriction

The Funds may not, as a matter of fundamental policy, invest more than 10% of their assets in the securities of foreign issuers.

Proposed Elimination

If Proposal 1 is approved by a Fund’s shareholders, that Fund will be permitted to invest in the securities of foreign issuers in amounts greater than 10% of assets. Royce believes that the ability to invest a higher percentage of the Funds’ assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Funds by giving them the ability to add securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets.  At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. It is expected that the Funds’ investments in foreign companies will usually be denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries (also known as “emerging markets”) more than those domiciled in developed countries. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize gains on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain its eligibility as a regulated investment company and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risks describe above for foreign investments, including the risks of nationalization and expropriation of assets, would generally be increased to the extent that a Fund invests in companies located in developing countries.

PROPOSAL 2:  TO APPROVE THE ELIMINATION OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN RESTRICTED SECURITIES

The Board of Trustees of the Trust has approved, and unanimously recommends to the Funds’ shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits investment in restricted securities. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 2, the establishment of a non-fundamental investment restriction that would prohibit each Fund from investing more than 15% of their respective net assets in restricted securities. This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust’s Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds’ shareholders. Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of the Funds’ shareholders because it will give Royce more flexibility to seek to achieve the Funds’ investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, each Fund may not invest in restricted securities, unless such securities are issued by money market funds registered under the 1940 Act.

Proposed Elimination

If Proposal 2 is approved by a Fund’s shareholders, the above current fundamental investment restriction would be eliminated and a non-fundamental investment restriction would go into effect that would permit that Fund to invest up to 15% of its net assets in restricted securities. Royce believes that the ability to invest in restricted securities may provide enhanced investment opportunities that would not otherwise be available to the Funds.

Restricted securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”). Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.  Such securities may have to be held for a substantial period of time because of market or industry conditions, the developmental stage at which they are purchased and/or legal restrictions on sale. The Trust does not consider securities to be “restricted” if they may be sold by the Funds without restriction in the market in which they are primarily traded outside the United States.

REASON FOR THE PROPOSALS

Royce has proposed that the Funds change certain of their fundamental investment restrictions as described above in Proposals 1 and 2 of this Proxy Statement. Royce advised the Board that these changes are not a means to alter the overall investment strategy of the Funds but rather are an opportunity that Royce believes would benefit shareholders because they will give Royce more flexibility to seek to achieve the Funds’ investment goals.

At a meeting of the Board of Trustees held on June 7, 2007, the Board considered the impact of the proposed changes to the Funds’ fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility with the possibility that the changes would cause the Funds to engage in investment strategies that involve increased risk and could result in lower returns for the Funds’ shareholders.   The Board concluded that recommending approval of Proposals 1 and 2 was in the best interests of shareholders because the Proposals potentially benefit shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Funds’ investment goals.

RECOMMENDATION OF THE TRUSTEES; REQUIRED VOTES

The Trustees unanimously recommend that each Fund’s shareholders vote to approve the changes to the Funds’ fundamental investment restrictions. Such approval must be by the favorable vote of the lesser of (i) more than 50% of a Fund’s outstanding shares or (ii) 67% or more of a Fund’s shares present at the Meeting, if the holders of more than 50% of a Fund’s shares are present or represented at the Meeting.

ADJOURNMENT OF MEETING; OTHER MATTERS

A quorum of shareholders is necessary to hold a valid meeting. Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting. In the event that sufficient votes in favor of Proposals 1 and 2 are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2. They will vote against any such adjournment those proxies required to be voted against Proposals 1 and 2.

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting.  However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The separate accounts of insurance companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each insurance company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an insurance company is require to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts that have not given it instructions in proportion to the voting instructions received.  Therefore, votes cast by a minimal number of contract owners could determine the outcome of the final vote on the Proposals.

Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in “street name” for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposals, it is not expected that brokers will be permitted to vote Fund shares in their discretion.  Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposals.

ADDRESS OF THE INVESTMENT ADVISER

Royce’s principal office is located at 1414 Avenue of the Americas, New York, NY 10019.

ADDRESS OF THE DISTRIBUTOR

Royce Fund Services, Inc.’s principal office is located at 1414 Avenue of the Americas, New York, NY  10019.

ANNUAL REPORT DELIVERY

The Funds’ Annual Report to Shareholders for the year ended December 31, 2006 was previously mailed to shareholders in late February 2007. Copies of the Annual Report are available, upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, NY 10019 or calling toll-free at 1-800-221-4268.

SHAREHOLDER PROPOSALS

Neither the Funds nor the Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, NY 10019.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-221-4268, or write the Trust at 1414 Avenue of the Americas, New York, NY 10019.

PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated:  July 13, 2007

Appendix 1

As of the Record Date, Royce Micro-Cap Portfolio (“Micro-Cap”) and Royce Small-Cap Portfolio (“Small-Cap”) had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Micro-Cap	Investment Service	42,536,210 130,440
Small-Cap	Investment Service	29,782,193 176,881

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of Micro-Cap and Small-Cap as of the Record Date:

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Micro-Cap Investment Class
IDS Life Insurance Company 1438 AXP Financial Center Minneapolis, MN 55440	17,245,979	Record	40.54%
New York Life Insurance and Annuity Corp. 690 Canton Street, Suite 100 Westwood, MA 02090-2324	6,767,588	Record	15.91%
Ohio National Life Insurance Company The Benefit of its Separate Accts. PO. Box 237 One Financial Way Cincinnati, OH 45201-0237	6,599,488	Record	15.51%
Nationwide Insurance Company NWVL14 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	3,602,258	Record	8.47%

A1-1

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Micro-Cap Service Class
Great West Life Annuity Insur. Co. Coli Vul 7 Series Account 8515 E. Orchard Rd. #2T2 Greenwood Vlg, CO 80111-5002	117,322	Record	89.94%
Daniel O’Byrne or W. Whitney George TTEES Royce & Associates Inc MPPP FBO Charles M. Royce 1414 Avenue of the Americas New York, NY 10019-2514	7,092	Record and Beneficial	5.44%
Small-Cap Investment Class
Ohio National Life Insurance Company FBO Benefit of its Separate Accts P.O. Box 237 One Financial Way Cincinnati, OH 45201-0237	12,135,895	Record	40.75%
New York Life Insurance and Annuity Corp. 690 Canton Street, Suite 100 Westwood, MA 02090-2324	7,026,641	Record	23.59%
Nationwide Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,297,904	Record	7.72%
Transamerica Life Insurance Company Attn: FMG Operational Acctg MS 44 4333 Edgewood Rd, NE Cedar Rapids, IA 52499-0001	1,940,022	Record	6.51%

A1-2

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Small-Cap Service Class
Wells Fargo Bank Great West Life & Annuity Ins. Co. Coli Vul 2 Series 8515 E. Orchard Rd. #2T2 Englewood, CO 80111-5002	111,501	Record	63.04%
Great West Life Annuity Insur. Co. Coli Vul 7 Series Account 8515 E. Orchard Rd. #2T2 Greenwood VLG, CO 80111-5002	55,639	Record	31.46%
Daniel O’Byrne or W. Whitney George TTEES Royce & Associates Inc MPPP FBO Charles M. Royce 1414 Avenue of the Americas New York, NY 10019-2514	9,648	Record and Beneficial	5.45%

Information regarding the ownership of Micro-Cap’s and Small-Cap’s shares, and the shares of other funds in the group of registered investment companies comprising The Royce Funds, by the Trust’s Trustees and officers as of the Record Date is set forth in the table below:

Name and Address* of Owner	Fund/Class	Amount of Record/Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

Charles M. Royce	Micro- Cap/Service	7,092	5.44%	Over $100,000
	Small-Cap/Service	9,648	5.45%
Donald R. Dwight	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Mark R. Fetting	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Richard M. Galkin	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Stephen L. Isaacs	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
William L. Koke	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%

A1-3

Name and Address* of Owner	Fund/Class	Amount of Record/Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

Arthur S. Mehlman	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
David L. Meister	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
G. Peter O’Brien	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
John D. Diederich	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Jack E. Fockler, Jr.	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
W. Whitney George	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Daniel A. O’Byrne	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
John E. Denneen	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%
Lisa Curcio	Micro-Cap	None	0%	Over $100,000
	Small-Cap	None	0%

* The address of each Trustee and officer is 1414 Avenue of the Americas, New York,

  NY 10019.

A1-4

Appendix 2

Proposal	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

	Each Fund may not, as a matter of fundamental investment policy	Each Fund may not, as a matter of fundamental investment policy
1.	6. Invest more than 10% of its assets in the securities of foreign issuers.	6. This policy will be eliminated.
2.	7. Invest in restricted securities, unless such securities are issued by money market funds registered under the Investment Company Act of 1940.	7. This policy will be eliminated.

A2-1

ROYCE MICRO-CAP PORTFOLIO,
A SERIES OF ROYCE CAPITAL FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Micro-Cap Portfolio to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE MICRO-CAP PORTFOLIO

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the Fund's fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

2. To approve the elimination of the Fund's fundamental investment restriction that limits investment in restricted securities.	/ /	/ /	/ /

3. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
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ROYCE SMALL-CAP PORTFOLIO,
A SERIES OF ROYCE CAPITAL FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Small-Cap Portfolio to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
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X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE SMALL-CAP PORTFOLIO

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the Fund's fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

2. To approve the elimination of the Fund's fundamental investment restriction that limits investment in restricted securities.	/ /	/ /	/ /

3. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________